UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 5, 2011
DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)
Registrant’s telephone number, including area code: (404) 715-2600
Registrant’s Web site address: www.delta.com
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of Direct Financial Obligation.
     On April 5, 2011, Delta Air Lines, Inc. (the “Company” or “Delta”), U.S. Bank Trust National Association, as Subordination Agent and Pass Through Trustee under the pass through trust newly formed by the Company (the “Trustee”), U.S. Bank National Association, as Escrow Agent under the Escrow Agreement (as defined below), and U.S. Bank Trust National Association as Paying Agent under the Escrow Agreement, entered into a Note Purchase Agreement (the “Note Purchase Agreement”). The Note Purchase Agreement provides for future issuance by the Company of Series A equipment notes (the “Series A Equipment Notes”) in the aggregate principal amount of $292,750,000 to be secured by (a) ten Boeing 737-832 aircraft delivered new to Delta from 2000 to 2001, (b) twelve Boeing 757-232 aircraft delivered new to Delta from 1995 to 2001 and (c) four Boeing 767-332ER aircraft delivered new to Delta in 1998 (collectively, the “Aircraft”).
     Pursuant to the Note Purchase Agreement, the Trustee will purchase the Series A Equipment Notes by October 14, 2011. The Series A Equipment Notes will be issued under an Indenture and Security Agreement (each, an “Indenture” and, collectively, the “Indentures”) with respect to each Aircraft to be entered into by the Company and U.S. Bank Trust National Association, as Loan Trustee. The Note Purchase Agreement also provides for the possible future issuance of another series of equipment notes to be secured by the Aircraft.
     Each Indenture contemplates the issuance by the Company of Series A Equipment Notes, bearing interest at the rate of 5.30% per annum in the aggregate principal amount equal to $292,750,000. The Series A Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of a total of $292,750,000 of Delta Air Lines, Inc. Pass Through Certificates, Series 2011-1A (the “Certificates”).
     Pending the purchase of the Series A Equipment Notes, the proceeds from the sale of the Certificates were placed in escrow by the Trustee pursuant to an Escrow and Paying Agent Agreement, dated as of April 5, 2011 (the “Escrow Agreement”), among U.S. Bank National Association, as Escrow Agent and Paying Agent, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities, Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Securities LLC and the Trustee. The escrowed funds were deposited with the Bank of New York Mellon, under a Deposit Agreement.
     The interest on the escrowed funds is payable on October 15, 2011 and interest on the Series A Equipment Notes is payable semiannually on each April 15 and October 15 following the issuance thereof, beginning on October 15, 2011. The principal payments on the Series A Equipment Notes are scheduled on April 15 and October 15 of certain years, beginning on April 15, 2012. The final payments on the Series A Equipment Notes will be due on April 15, 2019. Maturity of the Series A Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company. The Series A Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.
     The foregoing descriptions of the Note Purchase Agreement and the other agreements described above are qualified in their entirety by reference to the respective agreements, copies of which are filed herewith as exhibits and are incorporated herein by reference.

Item 8.01	Other Events.
     On March 30, 2011, Delta entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities, Inc., Morgan Stanley & Co. Incorporated and Wells Fargo Securities LLC (collectively, the “Underwriters”), in connection with the issuance and sale of a total of $292,750,000 of the Certificates.
     The Certificates are being offered pursuant to the Prospectus Supplement, dated March 30, 2011, to the Prospectus, dated June 28, 2010, which forms a part of the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-167811) (the “Registration Statement”), filed with the Securities and Exchange Commission on June 28, 2010.
     The Underwriting Agreement contains customary representations, warranties, covenants and closing conditions for a transaction of this type. The Underwriting Agreement also contains provisions pursuant to which the Company agrees to hold harmless and indemnify the Underwriters against damages under certain circumstances, which are customary for a transaction of this type.
     Delivery of the Certificates was made under the Underwriting Agreement on April 5, 2011 with an interest rate of 5.30% per annum. The Certificates were issued by a pass through trust. The Underwriters purchased the Certificates from the pass through trust at 100% of the principal amount thereof.
     As described above, the pass through trust will use the proceeds from the sale of Certificates to acquire the Series A Equipment Notes from the Company. Payments on the Series A Equipment Notes will be passed through to the certificateholders of the trust. The Company expects to use the proceeds from the issuance of the Series A Equipment Notes issued with respect to each Aircraft to reimburse itself, in part, for the repayment at maturity of the existing financing of such Aircraft. The Company will use the balance of any such proceeds not used in connection with the foregoing to pay fees and expenses relating to the offering and for general corporate purposes.
     The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
     This Current Report on Form 8-K is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, some of which are described above and all of which are hereby incorporated by reference in the Registration Statement.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

1.1	Underwriting Agreement, dated as of March 30, 2011, between Delta Air Lines, Inc. and the Underwriters
4.2
Trust Supplement No. 2011-1A, dated as of April 5, 2011, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.3	Form of Pass Through Trust Certificate, Series 2011-1A (included in Exhibit A to Exhibit 4.2)
4.4
Intercreditor Agreement (2011-1), dated as of April 5, 2011, among U.S. Bank Trust National Association, as Trustee of the Delta Air Lines Pass Through Trust 2011-1A, Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent

4.5
Revolving Credit Agreement (2011-1A), dated as of April 5, 2011, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2011-1A and as Borrower, and Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider

4.6	Deposit Agreement (Class A), dated as of April 5, 2011, between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary
4.7
Escrow and Paying Agent Agreement (Class A), dated as of April 5, 2011, among U.S. Bank National Association, as Escrow Agent, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities, Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Securities LLC, as Underwriters, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2011-1A, and U.S. Bank Trust National Association, as Paying Agent

4.8
Note Purchase Agreement, dated as of April 5, 2011, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreement, and U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank National Association, as Escrow Agent, and U.S. Bank Trust National Association, as Paying Agent

4.9
Form of Participation Agreement (Participation Agreement among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreement, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein) (Exhibit B to the Note Purchase Agreement)

4.10
Form of Indenture and Security Agreement (Indenture and Security Agreement between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee) (Exhibit C to the Note Purchase Agreement)

4.11	Form of Series 2011-1 Equipment Notes (included in Exhibit 4.10)
5.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc.
5.2	Opinion of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association

5.3	Opinion of Leslie P. Klemperer, Esq. Vice President — Deputy General Counsel of Delta Air Lines, Inc.
8.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc., with respect to certain tax matters
23.1	Consent of Aircraft Information Systems, Inc.
23.2	Consent of BK Associates, Inc.
23.3	Consent of Morten Beyer & Agnew, Inc.
23.4	Consent of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc. (included in Exhibit 5.1 and 8.1)
23.5	Consent of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association (included in Exhibit 5.2)
23.6	Consent of Leslie P. Klemperer, Esq. Vice President — Deputy General Counsel of Delta Air Lines, Inc. (included in Exhibit 5.3)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.
	By:	/s/ Hank Halter
Hank Halter
Date: April 5, 2011		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated as of March 30, 2011, between Delta Air Lines, Inc. and the Underwriters
4.2
Trust Supplement No. 2011-1A, dated as of April 5, 2011, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.3	Form of Pass Through Trust Certificate, Series 2011-1A (included in Exhibit A to Exhibit 4.2)
4.4
Intercreditor Agreement (2011-1), dated as of April 5, 2011, among U.S. Bank Trust National Association, as Trustee of the Delta Air Lines Pass Through Trust 2011-1A, Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent

4.5
Revolving Credit Agreement (2011-1A), dated as of April 5, 2011, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2011-1A and as Borrower, and Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider

4.6	Deposit Agreement (Class A), dated as of April 5, 2011, between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary
4.7
Escrow and Paying Agent Agreement (Class A), dated as of April 5, 2011, among U.S. Bank National Association, as Escrow Agent, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities, Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Securities LLC, as Underwriters, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2011-1A, and U.S. Bank Trust National Association, as Paying Agent

4.8
Note Purchase Agreement, dated as of April 5, 2011, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreement, and U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank National Association, as Escrow Agent, and U.S. Bank Trust National Association, as Paying Agent

4.9
Form of Participation Agreement (Participation Agreement among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreement, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein) (Exhibit B to the Note Purchase Agreement)

4.10
Form of Indenture and Security Agreement (Indenture and Security Agreement between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee) (Exhibit C to the Note Purchase Agreement)

4.11	Form of Series 2011-1 Equipment Notes (included in Exhibit 4.10)
5.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc.
5.2	Opinion of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association

5.3	Opinion of Leslie P. Klemperer, Esq. Vice President — Deputy General Counsel of Delta Air Lines, Inc.
8.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc., with respect to certain tax matters
23.1	Consent of Aircraft Information Systems, Inc.
23.2	Consent of BK Associates, Inc.
23.3	Consent of Morten Beyer & Agnew, Inc.
23.4	Consent of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc. (included in Exhibit 5.1 and 8.1)
23.5	Consent of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association (included in Exhibit 5.2)
23.6	Consent of Leslie P. Klemperer, Esq. Vice President — Deputy General Counsel of Delta Air Lines, Inc. (included in Exhibit 5.3)